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                                                                   EXHIBIT 10.40



                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (the "Agreement") is entered into on July 17, 1997 by and among shareholders (the "Shareholders") of PACKAGED ICE, INC., A TEXAS CORPORATION (the "Company"), SV CAPITAL PARTNERS, L.P., (the "Investor") and certain shareholders of the Company listed on the last page of this Agreement (individually, a "Shareholder," and collectively, the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Investor has acquired a total of 300,000 shares of Common Stock (the "Shares") of the Company and a Warrant to purchase 100,000 shares of Common Stock; and

         WHEREAS, there is a continuing desire on behalf of the Shareholders to agree to elect one representative of the Investor to the Board of Directors.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the Shareholders hereby agree as follows:

         1. OWNERSHIP OF SHARES. Each Shareholder represents and warrants to the Investor that, on the date hereof, he beneficially owns and is the registered holder of the number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") and Series A Convertible Preferred Stock ("Series A Preferred Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock") set forth on the counterpart signature page executed by such Shareholder. All of such shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and any additional shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock hereinafter acquired by the Shareholders (including, without limitation, any shares of stock issued in connection with a conversion of Series A Preferred Stock, Series B Preferred Stock, stock split, stock dividend or recapitalization of the Company) are collectively referred to herein as the "Shares."

         2. INSPECTION OF AGREEMENT. A counterpart of this Agreement shall be deposited with the Company at its principal offices, and shall be open to inspection by any shareholder of the Company, in person or by agent or attorney, to the same extent as such shareholder would be entitled to examine the books and records of the Company under Article 2.44 of the Texas Business Corporation Act or other applicable law.

         3. STOCK CERTIFICATES. Each new certificate representing the Shares, and each certificate that may be issued and delivered upon transfer of such Shares, shall contain the following legend:

                 "The shares evidenced by this certificate are subject to the provisions of the Voting Agreement dated July 17, 1997, a counterpart of which has been deposited with the Company at its principal office."
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         4.      ELECTION OF DIRECTORS.  At each annual meeting of the
shareholders of the Company, or at each special meeting of the shareholders of the Company involving the election of directors of the Company, and at any other time at which shareholders of the Company will have the right to or will vote for or render consent in writing regarding the election of directors of the Company, then and in each event, the Shareholders hereby covenant and agree to vote all shares of capital stock of the Company presently owned or hereafter acquired by them (whether owned of record or over which any person exercises voting control) to cause and maintain the election to the Board of Directors of the Company one representative designated by the Investor, who shall initially be Rod Sands.

         The rights of the Investor to designate a representative to be elected to the Board of Directors shall terminate in the event the Investor collectively shall own less than 50% of the Shares which Investor owned as of the date hereof, adjusted for stock dividends, stock splits, reverse stock splits, reorganizations, recapitalizations and the like.

         Each of the parties hereto shall vote or cause to be voted all shares owned by them or over which they have voting control (i) to remove from the Board of Directors any director designated by the Investor at the request of the Investor (by majority vote of the shares held by the persons making up the Investor), and (ii) to fill any vacancy in the membership of the Board of Directors with a designee of the Investor whose designee's resignation or removal from the Board caused such vacancy.

         The Company shall provide to the Investor prior written notice of any intended mailing of notice to shareholders for a meeting at which directors are to be elected, the Investor shall notify the Company in writing, prior to such mailing, of the person(s) designated by it or them as its or their nominee(s) for election as director.

         If the Investor fails to give notice to the Company as provided above, it shall be deemed that the Investor's designee then serving as director shall be its designee for reelection.

         5. TERM. The term of this Agreement shall commence on the date hereof and shall continue until the earlier of (i) the written agreement, executed by the Investor and the holders of not less than eighty percent (80%) of the Shares held by Shareholders other than the Investor, to terminate this Agreement; (ii) the written agreement of the Investor to terminate this Agreement, (iii) the completion by the Company of a firmly underwritten initial public offering of the Company's Common Stock pursuant to the Securities Act of 1933, as amended, resulting in aggregate net proceeds to the Company and shareholders of $7,500,000 or more; or (iv) the merger or consolidation of the Company with or into another entity which results in the shareholders of the Company holding less than 50% of the voting securities of the surviving entity, or the sale of all or substantially all of the Company's assets.

         6. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns (including each





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transferee of any party's Common Stock, Series A Preferred Stock and Series B
Preferred Stock); provided, however, no transferee of Common Stock in a public offering registered under the Securities Act of 1933 or in an unsolicited open market sale effected through a securities broker shall be bound by or entitled to the benefits of this Agreement. As used in this Agreement, the term "Shareholder" shall include any transferee of such a person, as appropriate, who is bound by and entitled to the benefits of this Agreement under the preceding sentence.

         7. ENFORCEABILITY. The Shareholders and the Investor jointly and severally agree that upon deposit of a counterpart of this Agreement at the principal office of the Company as provided above, this Agreement shall be specifically enforceable by the Investor in a court of competent jurisdiction, which remedy shall be in addition to and not exclusive of any other remedies that may be available to them at law or in equity.

         8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         9. AMENDMENT. This Agreement may be amended, and any provision hereof may be waived, only by a written agreement executed by the Investor and the holders of 80% of the total Shares held by the Shareholders other than the Investor.

         10. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof.

         11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed Agreement shall be deemed to be an original, executed counterpart.





                             SIGNATURE PAGE FOLLOWS





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


            The Company:               PACKAGED ICE, INC.


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

            The Investor:              SV CAPITAL PARTNERS, L.P.


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------





                             SIGNATURE PAGE FOLLOWS





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                     SHAREHOLDER COUNTERPART SIGNATURE PAGE





--------------------------------------------------------
Name of Shareholder if Entity/Signature if Individual



By
  ------------------------------------------------------
Title:
      --------------------------------------------------



--------------------------------------------------------
Please type or print name

Number of Shares of Common Stock:
                                 ------------


Number of Shares of Series A or Series B Convertible Preferred Stock:
                                                                     ----------




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